UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 9, 2007
                                                         ----------------


                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)


            NEW YORK                    1-4482                11-1806155
            --------                    ------                ----------
  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)            File Number)        Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000
                                                           --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 9, 2007, Arrow Electronics, Inc. (the "Company") entered into an employment agreement ("Agreement") dated as of February 1, 2007, by and between the Company and John P. McMahon. The Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01.      OTHER EVENTS

         On February 15, 2007 the Company issued a press release announcing that John P. McMahon has been appointed Senior Vice President, Corporate Human Resources, effective February 1, 2007. The full text of the press release, a copy of which is filed herewith as Exhibit 99.1, is hereby incorporated herein by reference.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed with this document.

Exhibit Number  Description
--------------  -----------
10.1 Agreement dated as of February 1, 2007 by and between the Company and John P. McMahon.

99.1            Press Release issued by Arrow Electronics, Inc. dated February
                15, 2007.


                                  EXHIBIT INDEX

Exhibit Number  Description
--------------  -----------
10.1 Agreement dated as of February 1, 2007 by and between the Company and John P. McMahon.

99.1            Press Release issued by Arrow Electronics, Inc. dated February
                15, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARROW ELECTRONICS, INC.


Date:  February 15, 2007                By:     /s/Peter S. Brown
                                                -----------------
                                        Name:   Peter S. Brown
                                        Title:  Senior Vice President